UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) December 28, 2005
BEAR STEARNS ASSET BACKED SECURITIES I LLC
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-125422 (Commission File Number)	20-0842986 (IRS Employer ID Number)
383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 272-2000
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 29, 2005, Bear Stearns Asset Backed Securities I LLC (the “Company”) entered into a Pooling and Servicing Agreement dated as of December 1, 2005 (the “Agreement”) among Bear Stearns Asset Backed Securities I LLC, as depositor, (the “Depositor”), Terwin Advisors LLC, as seller (the “Seller”), Specialized Loan Servicing, as servicer (the “Servicer”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”), as backup servicer (the “Backup Servicer”) and as Securities Administrator (the “Securities Administrator”)  and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of the Company’s Asset-Backed Certificates, TMTS Series 2005-18ALT (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

99.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By:

/s/ Matthew Perkins__

Name:

Matthew Perkins

Title:

Director

Dated:  January 12, 2006

EXHIBIT 99.1